SUPPLEMENT DATED OCTOBER 16, 2009 TO THE
                          PROSPECTUS DATED JUNE 3, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 589

               CLOSED-END NEW YORK MUNICIPAL PORTFOLIO, SERIES 10
                MULTIPLE ASSET PORTFOLIO PLUS (2-YEAR), SERIES 31

                               FILE NO. 333-159153

   Notwithstanding anything to the contrary in the Prospectus, the following paragraph shall be added as the second paragraph under the "General Information" section:

   On July 17, 2009, Claymore Group Inc., the parent of the sponsor, entered into an Agreement and Plan of Merger with Claymore Holdings, LLC and GuggClay Acquisition, Inc. (the latter two entities are wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC). On October 14, 2009, the merger closed. Pursuant to the merger, GuggClay Acquisition, Inc. merged into Claymore Group Inc., with Claymore Group Inc. surviving. Further, as a result of the merger, Claymore Holdings, LLC owns 100% of the common shares of Claymore Group Inc.

                        Please keep for future reference.